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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 10, 2004

VIACOM INC.
(Exact name of registrant as specified in its charter)

Delaware State or other jurisdiction of incorporation	001-09553 Commission File Number	04-2949533 IRS Employer Identification Number
1515 Broadway, New York, NY 10036 (Address of principal executive offices) (Zip Code)

(212) 258-6000
(Registrant's telephone number, including area code)

Item 7. Financial Statements and Exhibits

(c)    Exhibits

Exhibit 99:	Press release, dated February 10, 2004, issued by the Registrant announcing earnings for the full year and fourth quarter ended December 31, 2003.

Item 12. Results of Operations and Financial Condition

On February 10, 2004, the Registrant issued a press release announcing earnings for the full year and fourth quarter ended December 31, 2003. A copy of such press release is furnished herewith as Exhibit 99 and is incorporated by reference herein in its entirety.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIACOM INC. (Registrant)
	By:	/s/ MICHAEL D. FRICKLAS Michael D. Fricklas Executive Vice President, General Counsel and Secretary
Date: February 9, 2004

Exhibit Index

99	Press release, dated February 10, 2004, issued by the Registrant announcing earnings for the full year and fourth quarter ended December 31, 2003.

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